UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 16, 2011

TIDELANDS BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

South Carolina	001-33065	02-0570232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

875 Lowcountry Boulevard, Mount Pleasant, South Carolina 29464

(Address, Including Zip Code of Principal Executive Offices)

(843) 388-8433

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Tidelands Bancshares, Inc. (the “Company”) was previously notified on December 17, 2010 by the Director of the Listing Qualifications Staff of The Nasdaq Stock Market LLC (the “Staff”) that it was not in compliance with Listing Rule 5450(b)(1)(C)(the “Rule”), which requires that a company listed on The Nasdaq Global Market maintain a minimum market value of its publicly held shares of $5,000,000 (the “Minimum Market Value Requirement”).  The notification of its noncompliance with the Minimum Market Value Requirement was disclosed in a Form 8-K filed by the Company on December 23, 2010 (the “Initial Disclosure”).  As set forth in the Initial Disclosure, the Company was provided 180 days (until June 15, 2011) in which to regain compliance with the Rule.

On June 16, 2011, the Company received a written notice (the “Notice”) from the Staff notifying the Company that it had not regained compliance with the Minimum Market Value Requirement.  A footnote to the Notice indicates that the Staff also believes that the Company does not meet continued listing requirements regarding the Company’s Total Assets and Total Revenue in addition to the Minimum Market Value Requirement.

Because of its inability to meet the continued listing requirements by the June 15, 2011 deadline, the Company’s common stock will be delisted from The Nasdaq Global Market as of June 27, 2011, and a Form 25-NSE will be filed by the Staff (or other Nasdaq representatives) with the Securities and Exchange Commission (the “SEC”) to remove the Company’s securities from listing and registration on The Nasdaq Stock Market.  The Company has a right to appeal this determination, but, as of the date of this filing, has no intention to do so.

The Company will continue to make periodic filings and reports with the SEC and expects that its common stock will be listed on the Nasdaq Pink Sheets, although it cannot give assurance that such stock will be immediately available to be quoted upon the above-described suspension of trading on The Nasdaq Capital Market.

Item 8.01                                             Other Events

On June 16, 2011, the Company received a letter (the “FRB Letter”) from The Federal Reserve Bank of Richmond (the “FRB”) approving Larry W. Tarleton’s service as the Chairman of the Board of the Company.  The FRB Letter indicates that the FRB has reviewed the factors to be considered under Section 914 of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and has no objections to Mr. Tarleton’s service as Chairman.  Mr. Tarleton has served on the Company’s Board of Directors since 2006, and has served as Acting Chairman of the Board since January 11, 2011.

SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

TIDELANDS BANCSHARES, INC.

Date: June 21, 2011	By:	/s/ Thomas H. Lyles
Thomas H. Lyles
Interim Chief Executive Officer